SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 26, 1999


                       ACCEPTANCE INSURANCE COMPANIES INC.
             (Exact name of registrant as specified in its charter)


       Delaware                1-7461                     31-0742926
(State of Incorporation)  (Commission File Number) (IRS Employer Identification
                                                         Number)


               222 S. 15th Street, Suite 600 North
                     Omaha, Nebraska                           68102
              (Address of principal executive offices)      (Zip Code)


                              (402) 344-8800
              (Registrant's telephone number, including area code)


                               Not applicable
           (Former name or former address, if changed since last report)

01-171056.01

01-171056.01

Item 5.  Other Events.

         Reference is made to the press release of Registrant, issued on August 26, 1999, which is incorporated herein by this reference. A copy of the press release is attached to this form 8-K as Exhibit 99.1. The legal proceeding referred to in the press release was filed by James M. Wallace, III, as plaintiff, against American Agrisurance, Inc., American Growers Insurance Company and Acceptance Insurance Companies Inc., as defendants, on
August 17, 1999 in the Circuit Court of Lonoke County, Second Division, Arkansas, Civil Action No. CIV99-264, and was served on August 23, 1999.


01-171056.01

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ACCEPTANCE INSURANCE COMPANIES INC.


                                      By   /s/ Kenneth C. Coon
                                      Kenneth C. Coon, Chief Executive Officer


                                      August 26, 1999

01-171056.01

Exhibits:
---------

99.1      Press Release dated August 26, 1999

                                                            EXHIBIT 99.1


FOR IMMEDIATE RELEASE
                               ACCEPTANCE INSURANCE ANNOUNCES FILING AN 8-K

Omaha, NE, August 26, 1999

         Acceptance Insurance Companies Inc. (NYSE:AIF) today filed an 8-K with the Securities and Exchange Commission indicating that a class action suit regarding CRCPlus(TM)and seeking damages and attorney fees has been filed against the Company and its subsidiaries in Lonoke County, Arkansas Circuit Court.

         J. Michael Gottschalk, General Counsel and Secretary of the Company, issued the following statement regarding the suit.

         "This suit is completely without merit, and we intend to mount a strong, thorough defense on behalf of our shareholders, the farmers we serve and our employees. The suit claims the plaintiff applied for CRCPlus rice coverage at 3 cents per pound, and that the Company breached a contract of insurance and failed to act in good faith by offering to provide coverage at 1 1/2 cents per pound. It is important to note that at that time the plaintiff withdrew the application voluntarily, electing not to receive coverage at 1 1/2 cents per pound."

         "Suits like this, which unfortunately have become common in today's litigious society, will not deter our commitment to provide effective risk management choices to American agriculture producers. We are proceeding with our plans to make CRCPlus available for winter wheat this fall in the primary wheat growing states and for spring 2000 crops nationwide."

         Acceptance is an A- rated property and casualty insurance company concentrating on writing specialty coverages throughout the United States not generally emphasized by standard insurance carriers. The Company's insurance operations are conducted through its five insurance subsidiaries and one insurance agency. The Company selects underwriting specialties within the property and casualty industry that provide a diversified portfolio of products, with the goal of producing underwriting results better than the industry average.

Contact:          Kenneth C. Coon                             John P. Nelson
                  Chairman and CEO                            President and COO
                  (402) 344-8800                              (402) 344-8800